Prepayments and other current assets, net - Schedule of Prepayments and Other Current Assets (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Prepaid Expense and Other Assets, Current [Abstract]
VAT deductible	¥ 3,989		¥ 2,262
Prepayments to vendors (Note a)	33,254		20,220
Prepayments of listing expenses (Note b)	0		17,970
Interest receivables	9,844		1,200
Rental and other deposits	102		72
Others	214		244
Total	¥ 47,403	$ 6,678	¥ 41,968